UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 10, 2012

Kronos Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its 2012 annual meeting of stockholders on May 10, 2012.  At the 2012 annual meeting, the registrant’s stockholders voted on the three proposals described in detail in the registrant’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 30, 2012.  Stockholders present at the 2012 annual meeting, either in person or by proxy, represented 93.2% of the 115,902,098 shares eligible to vote at the meeting.

Proposal 1:  Election of Directors

The registrant’s stockholders re-elected Mr. Keith R. Coogan, Mr. Cecil H. Moore, Jr., Mr. George E. Poston, Mr. Glenn R. Simmons, Mr. Harold C. Simmons, Dr. R. Gerald Turner and Mr. Steven L. Watson as directors.  Each director nominee received votes “For” his re-election from at least 87.2% of the shares eligible to vote at the annual meeting.

Proposal 2:  2012 Director Stock Plan

The registrant’s stockholders approved the 2012 Director Stock Plan.  The plan received the approval from 92.8% of the shares eligible to vote at the annual meeting.

Proposal 3:  Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation

The registrant’s stockholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant’s named executive officers as described in the registrant’s 2012 proxy statement.  The resolution received the approval from 91.5% of the shares eligible to vote at the annual meeting.

Item 7.01	Regulation FD Disclosure.

The registrant also hereby furnishes the information set forth in its press releases issued on May 10, 2012. A copy of each press release is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.  The information the registrant furnishes in this report under this Item 7.01, and the exhibits in Item 9.01, are not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	99.1	Press release dated May 10, 2012 issued by the registrant regarding the proposed $600 million term loan B financing.

	99.2	Press release dated May 10, 2012 issued by the registrant regarding the quarterly dividend and 2012 annual meeting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: May 10, 2012	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Exhibit Index

99.1	Press release dated May 10, 2012 issued by the registrant regarding the proposed $600 million term loan B financing.

99.2	Press release dated May 10, 2012 issued by the registrant regarding the quarterly dividend and 2012 annual meeting results.